Trade and other receivables	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Trade and other receivables
19.	Trade and other receivables

Million US dollar	31 December 2021	31 December 2020
Cash deposits for guarantees	168	184
Loans to customers	17	25
Tax receivable, other than income tax	116	99
Brazilian tax credits and interest receivables	960	997
Trade and other receivables	319	357

Non-current trade and other receivables	1 580	1 661

Trade receivables and accrued income	3 465	3 284
Interest receivables	18	4
Tax receivable, other than income tax	593	552
Loans to customers	99	117
Prepaid expenses	350	354
Other receivables	521	522

Current trade and other receivables	5 046	4 833

Ambev’s tax credits and interest receivables are expected to be collected over a period exceeding 12 months after the reporting date. As of 31 December 2021, the total amount of such credits and interest receivables represented 960m US dollar (31 December 2020: 997m US dollar). Refer to Note 7
Other operating income/(expenses)
and Note 11
Finance cost and income
for more details.
The carrying amount of trade and other receivables is a good approximation of their fair value as the impact of discounting is not significant. The ageing of the current trade receivables and accrued income, interest receivable, other receivables and current and non-current
loans to customers can be detailed as follows for 2021 and 2020 respectively:

	Net carrying amount as of 31 December 2021	Of which: neither impaired nor past due on the reporting date	Of which not impaired as of the reporting date and past due
			Less than 30 days	Between 30 and 59 days	Between 60 and 89 days	More than 90 days
Trade receivables and accrued income	3 465	3 223	164	62	11	5
Loans to customers	117	83	2	2	31	—
Interest receivable	18	18	—	—	—	—
Other receivables	521	513	2	1	2	3
	4 120	3 836	167	65	44	8

	Net carrying amount as of 31 December 2020	Of which: neither impaired nor past due on the reporting date	Of which not impaired as of the reporting date and past due
			Less than 30 days	Between 30 and 59 days	Between 60 and 89 days	More than 90 days
Trade receivables and accrued income	3 285	3 074	155	37	10	8
Loans to customers	142	86	3	2	50	—
Interest receivable	4	4	—	—	—	—
Other receivables	522	416	2	16	5	83

	3 953	3 580	161	55	66	91

The above analysis of the age of financial assets that are past due as at the reporting date but not impaired also includes non-current
loans to customers. Past due amounts were not impaired when collection is still considered likely, for instance because the amounts can be recovered from the tax authorities, AB InBev has sufficient collateral, or the customer entered into a payment plan. Impairment losses on trade and other receivables recognized in 2021 amount to 36m US dollar (2020: 99m US dollar; 2019: 51m US dollar). The impairment loss recognized in 2020 included AB InBev’s estimate of overdue receivables the company would not be able to collect from defaulting customers as a result of the
COVID-19
pandemic.
AB InBev’s exposure to credit, currency and interest rate risks is disclosed in Note 28
Risks arising from financial instruments
.